SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
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Highland Funds I

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HIGHLAND HEALTHCARE FUND
(a series of Highland Funds I)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(877) 665-1287
April 7, 2010
Dear Shareholder:
     You are cordially invited to attend the Special Meeting of Shareholders of Highland Healthcare Fund (the “Fund”) to be held at 13455 Noel Road, Suite 800, Dallas TX 75240, on April 27, 2010 at 8:00 A.M. Central time (the “Special Meeting”). Details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Shareholders and Information Statement.
     We hope that you will be able to attend the Special Meeting.

Sincerely,
/s/ R. Joseph Dougherty
R. Joseph Dougherty
President

HIGHLAND HEALTHCARE FUND
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(877) 665-1287

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 27, 2010

A Special Meeting of Shareholders of Highland Healthcare Fund (the “Fund”), a series of Highland Funds I, a Delaware statutory trust (the “Trust”) will be held at 13455 Noel Road, Suite 800, Dallas TX 75240, on April 27, 2010 at 8:00 A.M. Central time (the “Special Meeting”) for the following purposes:
1)	To approve a new advisory agreement between Highland Capital Management, L.P. (the “Adviser”) and the Trust, on behalf of the Fund.

2)	To approve a new subadvisory agreement among the Trust, on behalf of the Fund, the Adviser, and Cummings Bay Capital Management, L.P.

3)	To approve an Amended and Restated Rule 18f-3 Multi-Class Plan of the Fund.

4)	To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.
The close of business on March 31, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of the Special Meeting and any adjournment or postponement thereof.
Important Notice Regarding Availability of Materials for the Shareholder Meeting to be held on April 27, 2010: Copies of these materials, including the notice for the Special Meeting and the Information Statement are available to you on the Internet at https://www.hcmlp.com/Retail/MutualFunds/Default.aspx.

By Order of the Board of Trustees
/s/ M. Jason Blackburn
M. Jason Blackburn
Secretary

April 7, 2010
Dallas, Texas

Highland Funds I
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
https://www.highlandfunds.com
Highland Healthcare Fund

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.
This information statement is available at
https://www.hcmlp.com/Retail/MutualFunds/Default.aspx
This information statement is being provided to the shareholders of Highland Healthcare Fund (the “Fund”), a series of Highland Funds I, a Delaware statutory trust (the “Trust”), in connection with the approval of an advisory agreement, a subadvisory agreement, and an Amended and Restated Rule 18f-3 Multi-Class Plan. This Information Statement is being mailed to shareholders of record as of March 31, 2010 (the “Record Date”) on or about April 7, 2010.
As required by federal securities laws, the Trust is distributing this Information Statement solely for your information in connection with action to be taken by Highland Capital Management, L.P. (the “Adviser”) and Highland Capital Management Services, Inc. (“HCM Services” and together with the Adviser, the “Majority Shareholders”). HCM Services is an affiliate of the Adviser. The Majority Shareholders anticipate approving each of the proposals included herein at a special meeting of shareholders to be held on April 27, 2010 or any adjournments or postponements thereof. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
The following is a list of the proposals (the “Proposals”) presented in this Information Statement:
Proposal 1: To approve a new advisory agreement between the Adviser and the Trust, on behalf of the Fund.
Proposal 2: To approve a new subadvisory agreement among the Trust, on behalf of the Fund, the Adviser, and Cummings Bay Capital Management, L.P. (the “Subadviser”).
Proposal 3: To approve an Amended and Restated Rule 18f-3 Multi-Class Plan of the Fund.
INTRODUCTION
The Trust has proposed, and the Board of Trustees of the Trust (the “Board of Trustees”) has approved, subject to shareholder approval, a new advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “New Advisory Agreement”), a new subadvisory agreement among the Trust, on behalf of the Fund, the Adviser and the Subadviser (the “Sub-Advisory Agreement”), and an Amended and Restated Rule 18f-3 Multi-Class Plan of the Fund.
Following approval of the New Advisory Agreement by the Majority Shareholders of the Fund, the Trust anticipates entering into the new agreement with the Adviser on or about May 1, 2010. The Adviser currently provides portfolio management services to the Fund pursuant to an advisory agreement dated May 2, 2008 (the “Current Advisory Agreement”) and administrative services to the Fund pursuant to an administration agreement between the Adviser and the Trust dated as of June 6, 2008 (the “Administration Services Agreement”). Pursuant to the Administration Services Agreement, the Adviser furnishes offices, necessary facilities, equipment and personnel. The Current Advisory Agreement permits the Adviser to select, subject to review and approval by the Board of Trustees, one or more subadvisers to manage the investment portfolio of the Fund, and the Adviser reviews and monitors the performance of such subadvisers as appropriate. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.
Following approval of the Sub-Advisory Agreement by the Majority Shareholders of the Fund, the Trust anticipates entering into the agreement with the Adviser and the Subadviser on or about May 1, 2010, at the same time it enters into the New Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Subadviser will provide the day-to-day management of the Fund’s portfolio of securities, subject to the supervision of the Adviser and the Board of Trustees. Upon the assumption of day-to-day portfolio management responsibilities by the Subadviser, it is expected that the Fund will pursue a new investment strategy, which is described in Proposal 1 below.
In connection with the changes to the Fund’s investment strategy, the Board of Trustees has approved changing the Fund’s name to “Highland Long/Short Healthcare Fund.”
In addition, the Board of Trustees has approved, subject to shareholder approval, the amendment and restatement of the Fund’s plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Amended Rule 18f-3 Plan”). The Fund is taking the opportunity to modernize its current Rule 18f-3 Plan (the “Current Rule 18f-3 Plan”) and to remove provisions not required by law that provided for shareholder approval of certain amendments. The Fund anticipates that the overall effect of these changes will be to reduce costs and expenses associated with the administration of the Plan and to provide more flexibility for the operations of the Fund, within the limits of applicable law.
Voting Power
Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.
Quorum and Required Vote
Pursuant to the Trust’s Agreement and Declaration of Trust, one-third of the outstanding shares of the Fund on the Record Date present in person shall constitute a quorum for the purposes of conducting business at the Special Meeting. Because all classes of shares of the Fund are affected by each of the Proposals, all classes of shares of the Fund will vote together as a single class.
Under the 1940 Act, investment advisory agreements may generally only be adopted with the approval of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). In addition, under the Fund’s Current Rule 18f-3 Plan, certain amendments require the approval of a majority of the shares of the affected class (in this instance all classes are affected). The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), approved each of the Proposals 1 through 3 discussed below and recommend that the shareholders approve each Proposal.
PROPOSAL 1 — APPROVAL OF NEW ADVISORY AGREEMENT
At an in-person meeting held on March 22, 2010, the Trust’s Board of Trustees, including a majority of the Independent Trustees, approved the terms of the New Advisory Agreement with the Adviser. Following approval of the New Advisory Agreement by the Fund’s shareholders, the Adviser will serve as investment adviser to the Fund pursuant to the terms of the New Advisory Agreement, which is expected to be effective on or about May 1, 2010. The Adviser currently acts as investment adviser to the Fund pursuant to the Current Advisory Agreement, which agreement is expected to continue in effect until the effective date of the New Advisory Agreement.
I. Comparison of the Current Advisory Agreement and the New Advisory Agreement
The Current Advisory Agreement was last submitted to a vote of security holders of the Fund on May 2, 2008 when it was approved by the initial shareholder of the Fund in connection with the formation of the Fund. On December 18, 2009, the Board of Trustees, including the Independent Trustees, approved the continuation of the Current Advisory Agreement for a period of one year commencing December 31, 2009.

The form of New Advisory Agreement for the Fund appears in Exhibit A. The next several paragraphs briefly compare some important provisions of the Current Advisory Agreement and the New Advisory Agreement. The description of the New Advisory Agreement below is qualified in its entirety by reference to the form of New Advisory Agreement attached to this Information Statement as Exhibit A.
The principal terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement. Some important differences include the following:
References to Highland Healthcare Fund have been changed to Highland Long/Short Healthcare Fund; and
The fee schedule for the New Advisory Agreement has been changed from the Current Advisory Agreement.
Services
Under each of the Current Advisory Agreement and the New Advisory Agreement, the Adviser is required to, among other things: (i) continuously furnish an investment program for the Fund; (ii) place orders for the purchase and sale of securities for the accounts of the Fund; and (iii) vote, exercise consents and exercise all other rights pertaining to such securities on behalf of the Fund. Pursuant to the Administration Services Agreement, the Adviser also provides certain administration services to the Funds. Furthermore, each of the Current Advisory Agreement and the New Advisory Agreement permits the Adviser to delegate its investment management services with respect to the Fund to a subadviser, provided the Adviser remains responsible to the Fund with respect to its duties and obligations set forth in the advisory agreement.
Fees
Under the Current Advisory Agreement, the Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of 0.60% of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of the Fund refers to the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). In contrast, under the New Advisory Agreement, the Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of 1.00% of the Fund’s “Average Daily Managed Assets” less any fees payable by the Fund, with respect to the period in question, to one or more subadviser(s) to the Fund pursuant to any subadvisory agreement in effect with respect to such period. See Proposal 2 below for information on subadvisory fees.
Under the Current Advisory Agreement, the Fund paid the Adviser an aggregate advisory fee for the fiscal year ended August 31, 2009 of $0 because the Adviser voluntarily agreed to waive all of its advisory fees during the period. Absent such waiver, the Adviser would have been entitled to an advisory fee of $14,395. If the New Advisory Agreement and the Sub-Advisory Agreement had been in effect during the fiscal year ended August 31, 2009, the Fund would have paid the Adviser $11,996 and the Fund would have paid the Subadviser $11,996. The difference between the aggregate advisory and subadvisory fees that would have been payable had the New Advisory Agreement and Sub-Advisory Agreement been in effect and the amounts payable under the Current Advisory Agreement (if the fee waiver had not been in effect) is $9,597, which represents a 67% increase. Upon the effectiveness of the New Advisory Agreement and the Sub-Advisory Agreement, the Adviser and the Subadviser have voluntarily agreed to waive all of the advisory and subadvisory fees of the Fund, respectively. These waivers may be terminated at any time by the Adviser and the Subadviser upon seven days’ written notice to the shareholders of the Fund. Neither the Adviser nor the Subadviser may recoup any fees that previously had been waived.
In order to illustrate the impact of the increased total advisory fee (which includes the subadvisory fee) on the Fund’s annual operating expenses, we have provided a current and a pro forma Fund fee table and the corresponding expense examples. The fee table and expense examples are designed to assist shareholders in evaluating the increased advisory fee. The expense examples that follow the fee table below are also intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The table below compares the Fund’s operating expenses (including the advisory fee paid under the Current Advisory Agreement) for the fiscal year ended August 31, 2009, the most recent fiscal year for which the audit has been completed, to the Fund’s hypothetical operating expenses for the same period if the New Advisory Agreement and the Sub-Advisory Agreement had been in effect.

						Pro Forma With
	With Current Fee In Place					Proposed Fee In Place
	Class A		Class C		Class Z	Class A		Class C		Class Z
Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.50%		None		None	5.50%		None		None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None		None		None	None		None		None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None	(2)(4)	1.00	%(3)(4)	None	None	(2)(4)	1.00	%(3)(4)	None
Exchange Fee (as a percentage of amount exchanged)(4)	2.00%		2.00%		2.00%	2.00%		2.00%		2.00%
Redemption Fee (as a percentage of amount redeemed)(4)	2.00%		2.00%		2.00%	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)
Management Fees(5)(6)	0.80%		0.80%		0.80%	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees(7)	0.35%		1.00%		None	0.35%		1.00%		None
Other Expenses(8)	10.00%		10.00%		10.00%	10.00%		10.00%		10.00%
Total Annual Fund Operating Expenses(6)	11.15%		11.80%		10.80%	11.55%		12.20%		11.20%

(1)	Financial Advisors (as defined in the Fund’s Prospectuses in the section “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months from each purchase. The 18-month period begins on the day on which the purchase was made.

(3)	The CDSC on Class C Shares is 1.00% within the first year after each purchase. There is no CDSC thereafter.

(4)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within sixty (60) days of their purchase date. See “Redemption of Shares” and “Exchange of Shares” in the Fund’s Prospectuses.

(5)	Management fees include both investment advisory fees and administration fees charged to the Fund. Under the Current Advisory Agreement, the Adviser receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.60% of the Fund’s Average Daily Managed Assets (0.60% of the Fund’s average net assets). Under the New Advisory Agreement and Sub-Advisory Agreement, the Adviser and the Subadviser will receive from the Fund monthly advisory fees, computed and accrued daily, at the aggregate annual rate of 1.00% of the Fund’s Average Daily Managed Assets (1.00% of the Fund’s average net assets). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets. The Adviser also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets).

(6)	The Adviser voluntarily has agreed to waive all of its advisory fee and 0.19% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class A Shares, Class C Shares and Class Z shares under the Current Advisory Agreement would be 10.36%, 11.01% and 10.01%, respectively, of the Fund’s average daily net assets for the period that the voluntary waiver is in place. The Subadviser has agreed to waive all of its subadvisory fee. Applying the voluntary fee waivers, the Total Annual Fund Operating Expenses for Class A Shares, Class C Shares and Class Z Shares for periods when the New Advisory Agreement and the Sub-Advisory Agreement are in effect are expected to be 10.36%, 11.01% and 10.01%, respectively of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by the Adviser upon seven days’ written notice to shareholders of the Fund. Neither Adviser nor the Subadviser may recoup any fees that previously have been waived.

(7)	Distribution and service (12b-1) fees are based on net assets. As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by FINRA.

(8)	“Other Expenses” have been restated to exclude extraordinary expenses and offering costs paid in the fiscal year ended August 31, 2009. Had extraordinary expenses been included, “Other Expenses” would have been 10.02% of the Fund’s average daily net assets.
Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class			1 Year		3 Years	5 Years	10 Years
Current Fee	Class A:(1)		$1,571		$3,429	$5,066	$8,354
	Class C:	did not sell your shares	$1,140		$3,192	$4,975	$8,474
		sold all your shares at the end of the period	$1,240	(2)	$3,192	$4,975	$8,474
	Class Z:		$1,049		$2,967	$4,669	$8,133

Proposed Fee	Class A:(1)		$1,606		$3,514	$5,181	$8,481
	Class C:	did not sell your shares	$1,176		$3,280	$5,092	$8,597
		sold all your shares at the end of the period	$1,276	(2)	$3,280	$5,092	$8,597
	Class Z:		$1,085		$3,058	$4,794	$8,275

(1)	Assumes sales charge is deducted when shares are purchased.

(2)	Assumes applicable CDSC is deducted when shares are sold.
The purpose of the above tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly.
The Adviser currently acts as an investment adviser with respect to the following mutual fund, which has a similar investment objective to the proposed new investment objective of the Fund, which will take effect following shareholder approval of the Proposals.

Size of Fund
		as of	Current
		March 31,	Advisory	Fee Waivers and
Name of Fund	Investment Objective	2010	Fee Rate	Reimbursements
Highland Long/Short Equity Fund	Seeks consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.	$239 million	2.25% of Average Daily Managed Assets	1.25% of Average Daily Managed Assets(1)

(1)	The Adviser voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets so that this fund will be charged an investment advisory fee at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets. This waiver may be terminated at any time by the Adviser upon 14 days’ written notice to shareholders of the fund. The Adviser may not recoup any fees that previously had been waived.
Effective Date
Each of the Current Advisory Agreement and the New Advisory Agreement provides that it shall continue in effect for two years after its effective date, and after such initial period, will continue in full force and from year to year thereafter, so long as such continuance is approved at least annually (i) by either the Board of Trustees or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (ii) in either event, by a majority of the Trustees who are not parties to the advisory agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
Amendments
Each of the Current Advisory Agreement and the New Advisory Agreement provides that any amendments are subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Adviser or otherwise fundamentally alter the relationship of the Trust with the Adviser do not require shareholder approval if approved by the requisite majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.
Liability of Adviser
Each of the Current Advisory Agreement and the New Advisory Agreement provides that the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the advisory agreement relates; provided, however, that no provision of the advisory agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”).
Indemnification
Each of the Current Advisory Agreement and the New Advisory Agreement provides that the Trust agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnified Person”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnified Person shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnified Person arising by reason of Disabling Conduct, (2) as to any matter disposed of by settlement or a compromise payment by such Indemnified Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnified Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnified Person and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the full Board of Trustees of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.
Termination
Each advisory agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.
II. Information About Highland Capital Management, L.P.
Highland Capital Management, L.P., located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2009, the Adviser had approximately $24.3 billion in assets under management. Highland Capital Management, L.P. is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole shareholder. As discussed in greater detail in Proposal 2, the Adviser may also be deemed to be an affiliate of the proposed subadviser for the Fund on the basis that the Subadviser is under common control with the Adviser.
Pursuant to a voluntary fee waiver with respect to the Current Advisory Agreement, the Adviser has agreed to waive all of its advisory fee and 0.19% of its administration fee with respect to the Fund. The Adviser pays the remaining 0.01% of the administration fee it receives from the Fund to PNC Global Investment Servicing, 760 Moore Road, King of Prussia, Pennsylvania 19406 (the “Sub-Administrator”), pursuant to the terms of a sub-administration agreement between the Adviser and the Sub-Administrator. If and when the New Advisory Agreement is approved, the Adviser has agreed to waive all of its advisory fee and 0.19% of its administration fee with respect to the Fund, with the remaining 0.01% of the administration fee received by the Adviser from the Fund to be paid by the Adviser to the Sub-Administrator. The waiver may be terminated at any time by the Adviser upon seven days’ written notice to shareholders of the Fund.
Highland Capital Management Directors and Principal Executive Officers
Mr. Dondero is principal executive officer of the Adviser and sole director of its general partner, Strand Advisors, Inc. His principal occupation is serving as president of the Adviser and its affiliated businesses. The address of Mr. Dondero and Strand Advisors, Inc. is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.
Certain Legal Proceedings Relating to the Adviser
The Adviser and two affiliated unregistered investment vehicles are defendants in a complaint filed on February 24, 2009 in the Supreme Court of the State of New York, New York County by UBS Securities LLC and UBS AG, London Branch. The Fund is not party to this action. The claims against the Adviser have been dismissed by the courts, though the plaintiffs are seeking permission to file new claims against the Adviser and other affiliated unregistered investment vehicles. The lawsuit relates to a warehouse facility formed for a proposed collateralized debt obligation, or CDO, transaction that was not completed. Under the warehouse facility, the plaintiffs acquired a portfolio of securities and instruments in anticipation of an offering to be made by the proposed CDO of its debt and equity securities to be secured by those securities and instruments. The plaintiffs seek monetary damages of approximately $745 million, plus certain costs, fees and expenses based on alleged breaches of contract. The Adviser believes that it has meritorious defenses and intends to continue to vigorously defend against the claims. Based on its analysis of the case, the Adviser believes that this matter is not likely to have a material adverse effect upon its ability to perform its New Advisory Agreement with the Fund. However, the Adviser cannot predict the ultimate outcome of the matter, and any substantial final disposition of the matter adverse to the Adviser would have a material adverse effect on the Adviser’s ability to perform its obligations under the New Advisory Agreement with the Fund, and potentially, on the operations of the Fund.
Portfolio Managers
The Fund’s portfolio currently is jointly managed by Brad Means (since inception) and James D. Dondero (since December 2009). It is expected that, in connection with the effectiveness of the Sub-Advisory Agreement on or about May 1, 2010, Michael D. Gregory, a Senior Portfolio Manager of the Subadviser, will become the portfolio manager of the Fund. The Adviser will oversee the Subadviser’s day-to-day management of the Fund’s investment program. See Proposal 2 below for information on Mr. Gregory’s anticipated role as portfolio manager of the Fund.
Changes in Investment Strategy
Assuming the Proposals are approved by the shareholders, at the time the New Advisory Agreement and Sub-Advisory Agreement take effect, the Fund’s investment strategies will change to include the flexibility to make significant use of short sales, principally of securities of healthcare companies. The Fund will generally take long and short positions in equity securities and the Subadviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline.
The Subadviser may sell short securities of a company that the Subadviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth the Subadviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Subadviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environment; or (xi) provides a hedge against the Fund’s long exposure, such as a sector-specific exchange-traded fund. Technical analysis may also be used to help in the decision making process.
III. Board of Trustees’ Recommendation
The Board of Trustees, including the Independent Trustees, approved the New Advisory Agreement at a meeting held on March 22, 2010. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Adviser, various written materials, including: (1) information regarding the financial soundness of the Adviser; (2) information on the advisory and compliance personnel of the Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Adviser; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to (i) other registered investment companies and private funds that follow investment strategies similar to those of the Fund and (ii) other private and registered pooled investment vehicles or accounts managed by the Adviser, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Adviser. The Board of Trustees also relied on information provided in connection with the December 2009 renewal of the Current Advisory Agreement as well as new information specifically relating to changes from such time and proposed changes to the Fund’s investment policies and management. The Board of Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Adviser and other relevant information and factors, including the following:
The nature, extent, and quality of the services to be provided by the Adviser

The Board of Trustees considered the portfolio management services provided by the Adviser under the Current Advisory Agreement and those to be provided by the Adviser under the New Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board discussed the experience and qualifications of the personnel who will be overseeing the provision of advisory services to be provided by personnel of the Subadviser. The Board of Trustees reviewed the management structure, expected assets under management and investment philosophies and processes of the Adviser. They also reviewed and discussed the Adviser’s compliance policies and procedures. The Board of Trustees concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the New Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.
The Adviser’s Historical Performance in Managing the Fund
The Board of Trustees reviewed the Adviser’s historical performance in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Adviser’s performance at their meetings throughout the year. With respect to the Fund, the Trustees discussed relative performance and contrasted the performance of the Fund versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund, the S&P 500 Healthcare Index and the S&P 500 Index. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Adviser’s responses relating to performance.
The costs of the services to be provided by the Adviser and the profits realized by the Adviser and its affiliates from the relationship with the Fund
The Board of Trustees also gave substantial consideration to the fees payable under the New Advisory Agreement, including: (1) information regarding the financial condition of the Adviser; (2) information regarding the total fees and payments received by the Adviser from the Fund and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Adviser, including compensation arrangements; (4) information on the internal compliance procedures of the Adviser; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting the Adviser; (7) comparative information showing (a) the fees payable under the New Advisory Agreement versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, (c) the performance of the Fund versus (i) certain registered investment companies that follow investment strategies similar to those of the Fund, (ii) certain indices, and (iii) the profitability of the Fund versus the other registered investment companies and private pooled investment vehicles managed by the Adviser that follow investment strategies similar to those of the Fund; and (8) the fact that the fees payable to the Adviser would be reduced by amounts payable to the Subadviser for a given period. After such review, and after considering that the proposed implementation of a long/short investment strategy for the Fund would entail a significant increase in the amount of time and resources necessary to manage the Fund, the Board of Trustees determined that the anticipated profitability rate to the Adviser with respect to the New Advisory Agreement was fair and reasonable. The Trustees also noted the Adviser’s prior waiver of advisory and administration fees, and its voluntary agreement to continue such waiver under the New Advisory Agreement.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
The Board of Trustees considered the effective fees under the New Advisory Agreement, as a percentage of assets at different asset levels, and possible economies of scale to the Adviser. They considered the current and anticipated asset level of the Fund, the information provided by the Adviser relating to estimated costs, and information comparing the fee rates to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Board of Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale for the future in view of the information provided by the Adviser.

They noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by the Adviser in the short run.
Following a further discussion of the factors above and the merits of the New Advisory Agreement and its various provisions, it was noted that in considering the New Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Board of Trustees agreed that the New Advisory Agreement, including the advisory fees to be paid to the Adviser, are fair and reasonable to the Fund in light of the services that the Adviser is expected to provide, the expenses that are expected to be incurred and the reasonably foreseeable asset level of the Fund. Accordingly, on March 22, 2010, the Board of Trustees, including all of the Independent Trustees, unanimously voted to approve the New Advisory Agreement for an initial term of two years from the date of its execution, subject to approval by the Fund’s shareholders.
PROPOSAL 2 — APPROVAL OF SUB-ADVISORY AGREEMENT
At an in-person meeting held on March 22, 2010, the Trust’s Board of Trustees, including a majority of the Independent Trustees, approved the terms of the Sub-Advisory Agreement with the Adviser and the Subadviser. Following approval of the Sub-Advisory Agreement by the Fund’s shareholders, the Subadviser will serve as subadviser to the Fund pursuant to the terms of the Sub-Advisory Agreement, which is expected to be effective on or about May 1, 2010 . Pursuant to the Sub-Advisory Agreement, the Subadviser will provide the day-to-day management of the Fund’s portfolio of securities, subject to the supervision of the Adviser and the Board of Trustees. Upon the assumption of day-to-day portfolio management responsibilities by the Subadviser, it is expected that the Fund will pursue a new investment strategy, which is described in Proposal 1 above.
The Adviser recommended to the Board of Trustees that the Subadviser be engaged to manage the Fund’s portfolio for a variety of reasons, including the ability to compensate healthcare portfolio managers more directly for the performance of products that they oversee and because the Adviser believes the Subadviser is well positioned to retain the necessary healthcare investment personnel to manage the Fund’s portfolio.
I. Description of the Sub-Advisory Agreement
The Form of Sub-Advisory Agreement for the Fund appears in Exhibit B. The next several paragraphs briefly summarize some important provisions of the Sub-Advisory Agreement. The description of the Sub-Advisory Agreement below is qualified in its entirety by reference to the form of Sub-Advisory Agreement attached to this Information Statement as Exhibit B.
Services
The Sub-Advisory Agreement requires the Subadviser to (i) furnish continually an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Adviser and the Board of Trustees) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments.
Fees
Under the terms and conditions of the Sub-Advisory Agreement, the Subadviser will be paid a monthly fee, computed and accrued daily, based on an annual rate of 0.50% of the Average Daily Managed Assets of the Fund. Such compensation shall be paid by the Trust on behalf of the Fund (except to the extent that the Trust, the Subadviser and the Adviser otherwise agree in writing from time to time).
The Subadviser following effectiveness of its registration as an investment adviser and subject to investor consent is expected to act as investment adviser to the following private fund, which has a similar investment objective to the proposed new investment objective of the Fund.

Size of Fund
		as of	Current
		December 31,	Advisory	Fee Waivers and
Name of Fund	Investment Objective	2009	Fee Rate	Reimbursements
Cummings Bay Capital, L.P.	Growth and preservation of capital	$10.3 million	1.5% of managed assets and 20% performance fee	None
Effective Date
The Sub-Advisory Agreement provides that it shall continue in effect for two years after its effective date, and after such initial period, will continue in full force and from year to year thereafter, so long as such continuance is approved at least annually (i) by either the Board of Trustees or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (ii) in either event, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
Amendments
The Sub-Advisory Agreement provides that any amendments are subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Subadviser or otherwise fundamentally alter the relationship of the Trust with the Subadviser do not require shareholder approval if approved by the requisite majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.
Liability of Subadviser
The Sub-Advisory Agreement provides that the Subadviser shall not be subject to any liability to the Fund or to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Sub-Advisory Agreement, provided, however, that no provision of the Sub-Advisory Agreement protects the Subadviser against any liability to the Adviser or its partners or to the Fund or its shareholders to which it might otherwise be subject by reason of any Disabling Conduct, nor shall any provision protect any trustee or officer of the Fund against any such liability to which he might be subject by reason of any Disabling Conduct.
Indemnification
The Sub-Advisory Agreement provides that the Trust agrees to indemnify the Subadviser and each of the Subadviser’s Indemnified Persons against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnified Person shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnified Person arising by reason of Disabling Conduct, (2) as to any matter disposed of by settlement or a compromise payment by such Indemnified Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnified Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnified Person and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the full Board of Trustees of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.
Termination
The Sub-Advisory Agreement may be terminated (i) at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or (ii) by the Adviser or by the Subadviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.
II. Information about Cummings Bay Capital Management, L.P.
Cummings Bay Capital Management, L.P., located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, is an affiliate of the Adviser on the basis that it is under common control with the Adviser. The Subadviser was formed in 2010 and is registered as an investment adviser under the Advisers Act. The Subadviser does not currently manage assets. The Subadviser is controlled by James Dondero and Mark Okada, by virtue of their respective indirect ownership of partnership interests, and its general partner, Cummings Bay Capital Management GP, LLC.
Cummings Bay Capital Management, L.P. Directors and Principal Executive Officers
Mr. Dondero is principal executive officer of the Subadviser and majority owner of Highland Capital Management Services, Inc., which is the sole member of the Subadviser’s general partner and owner of all of the Subadviser’s limited partnership interests. His principal occupation is serving as president of the Adviser and its affiliated businesses. The Subadviser’s general partner is Cummings Bay Capital Management GP, LLC. The address of Mr. Dondero and Cummings Bay Capital Management GP, LLC is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.
Portfolio Manager
Upon the effectiveness of the Sub-Advisory Agreement, the Fund’s portfolio will be managed by Michael D. Gregory, a Senior Portfolio Manager of the Subadviser.
Mr. Gregory is a Portfolio Manager for Highland’s dedicated healthcare equity funds. Prior to joining Highland in 2010, Mr. Gregory most recently spent four years as a CEO and Portfolio Manager at Cummings Bay Capital Management LLC, which was founded in 2006 and where he managed a long/short healthcare equity hedge fund. Starting in July 2005, Mr. Gregory worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund, and prior to that he worked at Iroquois Capital Management LLC from May 2000 to June 2005. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business.
III. Board of Trustees’ Recommendation
The Board of Trustees, including the Independent Trustees, approved the proposed investment subadvisory agreement at a meeting held on March 22, 2010. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Subadviser, various written materials, including: (1) information regarding the financial soundness of the Subadviser; (2) information on the advisory and compliance personnel of the Subadviser, including compensation arrangements; (3) information on the internal compliance procedures of the Subadviser; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to (i) other registered investment companies and private funds that follow investment strategies similar to those of the Fund and (ii) other private and registered pooled investment vehicles or accounts managed by the portfolio management team of the Subadviser at their prior employer as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Subadviser. The Board of Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Subadviser and other relevant information and factors, including the following:
The nature, extent, and quality of the services to be provided by the Subadviser
The Board of Trustees considered the portfolio management services to be provided by the Subadviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the experience and qualifications of the personnel who will be providing advisory services, including the background and experience of the members of the portfolio management team, with whom they met and discussed the proposed investment strategy. The Board of Trustees reviewed the management structure, expected assets under management and investment philosophies and processes of the Subadviser. They also reviewed and discussed the Subadviser’s compliance policies and procedures. The Board of Trustees concluded that the Subadviser had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory. The Trustees noted that although the Subadviser is a recently formed entity, it is under common control with the Adviser, and the Subadviser’s performance is subject to the oversight of the Adviser.
The Subadviser’s Historical Performance
The Board of Trustees reviewed the historical performance of the portfolio management team of the Subadviser at their prior employer in managing certain private pooled investment vehicles employing a similar strategy. The Trustees discussed relative performance and contrasted the performance of the portfolio management team of the Subadviser at their prior employer versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the proposed long/short healthcare strategy of the Fund, the S&P 500 Healthcare Index and the S&P 500 Index. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Subadviser’s responses relating to performance.
The costs of the services to be provided by the Subadviser and the profits realized by the Subadviser and its affiliates from the relationship with the Fund
The Board of Trustees also gave substantial consideration to the fees payable under the Sub-Advisory Agreement, including: (1) information regarding the financial condition of the Subadviser; (2) information regarding the total fees and payments received by the Subadviser from the Fund and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Subadviser, including compensation arrangements; (4) information on the internal compliance procedures of the Subadviser; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting the Subadviser; and (7) comparative information showing (a) the fees payable under the Sub-Advisory Agreement versus the investment advisory fees of certain private pooled vehicles that follow investment strategies similar to those of the Fund, (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, (c) the performance of the Fund versus (i) certain registered investment companies that follow investment strategies similar to those of the Fund, (ii) certain private pooled investment vehicles employing a similar strategy and managed by the portfolio management team of the Subadviser at their prior employer and (iii) certain indices. After such review, and after considering that the Fund’s proposed long/short investment strategy for the Fund would entail a significant amount of time and resources to manage, the Board of Trustees determined that the anticipated profitability rate to the Subadviser with respect to the Sub-Advisory Agreement is fair and reasonable. The Trustees also noted the Subadviser had voluntarily agreed to waive all of its fees.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the effective fees under the Sub-Advisory Agreement, as a percentage of assets at different asset levels, and possible economies of scale to the Subadviser. They considered the current and anticipated asset level of the Fund, the information provided by the Subadviser relating to estimated costs, and information comparing the fee rates to be charged by the Subadviser with fee rates charged by other unaffiliated investment advisers to their clients. The Board of Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale for the future in view of the information provided by the Subadviser. They noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by the Subadviser in the short run.
Following a further discussion of the factors above and the merits of the Sub-Advisory Agreement and its various provisions, it was noted that in considering the Sub-Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Board of Trustees agreed that the Sub-Advisory Agreement, including the advisory fees to be paid to the Subadviser, are fair and reasonable to the Fund in light of the services that the Subadviser is expected to provide, the expenses that are expected to be incurred and the reasonably foreseeable asset level of the Fund. Accordingly, on March 22, 2010, the Board of Trustees, including all of the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement for an initial term of two years from the date of its execution, subject to approval by the Fund’s shareholders.
PROPOSAL 3 — APPROVAL OF AN AMENDED AND RESTATED RULE 18F-3 MULTI-CLASS PLAN
At an in-person meeting held on March 22, 2010, the Trust’s Board of Trustees, including a majority of the Independent Trustees, approved the terms of the Amended Rule 18f-3 Plan. Rule 18f-3 is an exemptive rule under the federal securities laws that permits an open-end management investment company, such as the Fund, to offer more than one class of voting stock. The Fund offers multiple classes of stock, each of which has a different sales charge and expense structure. A Rule 18f-3 Plan is a written plan required by the rule to set forth the separate arrangement and expenses allocation of each class, and any related conversion privileges or exchange privileges.
Following approval of the Amended Rule 18f-3 Plan by the Fund’s shareholders, the Amended Rule 18f-3 Plan will remove provisions not required by law that provided for shareholder approval of certain amendments. The Fund anticipates that the overall effect of these changes will be to reduce costs and expenses in the administration of the Fund and provide more flexibility for the operations of the Fund, within the limits of applicable law.
Discussion of Proposal
The Form of Amended Rule 18f-3 Plan appears in Exhibit C. The next several paragraphs briefly compare some important provisions of the Trust’s Current Rule 18f-3 Plan and the Amended Rule 18f-3 Plan, but for complete understanding of the Amended Rule 18f-3 Plan you should read Exhibit C.
Approval of Amendments
The Current 18f-3 Plan provides that any amendment that increases the rate at which contingent deferred sales charges, or CSDCs, are charged or increases the period during which such CDSCs are paid by shareholders upon redemption, must be approved by a majority of the shares of the affected class. The provisions of the Amended 18f-3 Plan provide that material amendments shall be approved by both a majority of the Trustees of the Trust and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act).
Modification to CDSC Rates
The Current 18f-3 Plan provides that if a CDSC is imposed for a period greater than 13 months, in each succeeding 12 months, the CDSC rate must be less than or equal to the CDSC rate in the preceding 12 months. This requirement is not included in the Amended 18f-3 Plan. This modification will have no effect on the current operation of the Fund’s CDSC because the only CDSC that is imposed for a period greater than 13 months (on sales of Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more) has the same rate after 13 months.
In addition, there are various technical and clarifying amendments and updates, and additional provisions that more fully describe how income and expenses may be allocated among the several share classes.
ADDITIONAL INFORMATION
Principal Underwriter, Administrator and Sub-Administrator.
The address of the Fund’s principal underwriter, PFPC Distributors, Inc., is 760 Moore Road, King of Prussia, Pennsylvania 19406. The Adviser serves as the administrator of the Fund. The address of the Fund’s Sub-Administrator, PNC Global Investment Servicing, is 760 Moore Road, King of Prussia, Pennsylvania 19406.
Financial Information
The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by writing to Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, by calling (877) 665-1287, or by accessing our website at www.highlandfunds.com.
Outstanding Shares
As of the Record Date, 16,195 shares of the Fund’s Class A Shares, 15,482 shares of the Fund’s Class C Shares, and 656,447 shares of the Fund’s Class Z Shares were issued and outstanding.
Beneficial Owners and Management Ownership
As of the Record Date, all management personnel (i.e. Trustees and officers) as a group owned beneficially less than 1% of the outstanding shares of each class of shares of the Fund. However, as a result of his ownership interest in the Adviser, Mr. Dougherty had an indirect ownership interest in the Fund in excess of 1% of the outstanding shares of each class of the Fund as detailed in the table below.
To the Fund’s knowledge, the Adviser and HCM Services each control the Fund on the basis that each entity owns 25% or more of the beneficial ownership of the Fund’s voting securities.
As of the Record Date, the following persons or entities owned beneficially or of record 5% or more of any class of the outstanding shares of the Fund:

	Percentage and Number of Outstanding
	Fund Shares Held
Name and Address	Class A	Class C	Class Z
Citigroup Global Markets Inc.	95.59%	100.00%	100.00%
333 West 34th Street — 3rd Floor	15,480.720	15,482.468	656,447.246
New York, NY 10001

Interest of Certain Persons in the Proposals
The Adviser, together with an affiliate, is the majority shareholder of the Fund and has sufficient ownership of shares of the Fund to approve the Proposals. The approval of Proposals 1 and 2 will have the effect of increasing the contractual advisory fee rate payable by the Fund to the Adviser. Shares of the Fund owned by the Adviser will pay the advisory and subadvisory fees at the same rate as other shareholders of the Fund. The Adviser may be considered to have an interest in the approval of Proposals 1 and 2 because it (and its affiliates) may earn greater revenues as a result of the increased fees.
Because Mr. Dougherty, a Trustee and officer of the Fund, and Messrs. Jason Blackburn and Michael Colvin, officers of the Fund, are partners or employees of the Adviser, they may be considered to have an interest in the approval of Proposals 1 and 2 because they may benefit from greater revenues earned by the Adviser and its affiliates.

Shareholder Proposals
The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.
April 7, 2010
By Order of the Trustees,
/s/ M. Jason Blackburn
M. JASON BLACKBURN
Secretary

EXHIBIT A
FORM OF ADVISORY AGREEMENT
     AGREEMENT made as of [•], 2010, by and between Highland Capital Management, L.P., a Delaware limited partnership (the “Adviser”), and Highland Funds I, a Delaware statutory trust (the “Trust”), on behalf of its series Highland Long/Short Healthcare Fund (formerly known as Highland Healthcare Fund) (the “Fund”).
     WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
     WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;
     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:
SECTION 1. Appointment of Adviser.
     The Trust hereby appoints the Adviser to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
SECTION 2. Duties of Adviser.
     The Adviser, at its own expense, shall furnish the following services and facilities to the Fund:
     (a) Investment Program. The Adviser shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Trust’s Board of Trustees) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. The Adviser also shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto pursuant to a separate administration agreement with the Trust, subject always to the control of the Trust’s Board of Trustees, and to the provisions of the organizational documents of the Trust, the Registration Statement of the Trust with respect to the Fund and its shares of beneficial interest (“Shares”), including the Fund’s prospectus(es) and statement of additional information, and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, the Adviser shall have the authority to engage one or more sub-advisers in connection with the portfolio management of the Fund, which sub-advisers may be affiliates of the Adviser; provided, however, that the Adviser shall remain responsible to the Trust with respect to its duties and obligations on behalf of the Fund set forth in this Agreement.
     (b) Portfolio Transactions. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d).
     In placing portfolio transactions for the Fund, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.
     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
SECTION 3. Allocation of Expenses.
     Except for the services and facilities to be provided by the Adviser pursuant to a separate administration agreement with the Trust, the Fund assumes and shall pay all expenses for all other Fund operations and activities, and shall reimburse the Adviser for any such expenses incurred by the Adviser. Unless the prospectus(es) or statement of additional information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation:

     (a) all expenses of organizing the Fund;
     (b) the charges and expenses of any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts, and bookkeeping, accounting and pricing services provided to the Fund (other than those utilized by the Adviser in providing the services described in Section 2);
     (c) the charges and expenses of bookkeeping, accounting and auditors;
     (d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;
     (e) taxes, including issuance and transfer taxes, and trust registration, filing or other fees payable by the Fund to federal, state or other governmental agencies;
     (f) expenses, including the cost of printing certificates, relating to the issuance of Shares of the Fund;
     (g) expenses involved in registering and maintaining registrations of the Fund and of its Shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions, including reimbursement of actual expenses incurred by the Adviser or others in performing such functions for the Fund, and including compensation of persons who are employees of the Adviser, in proportion to the relative time spent on such matters;
     (h) expenses of shareholders’ and trustees’ meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, if any, semi-annual reports, annual reports and other communications to existing shareholders;
     (i) expenses of preparing and printing prospectuses and marketing materials;
     (j) compensation and expenses of trustees who are not affiliated with the Adviser;
     (k) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s trust and financial structure and relations with its shareholders, issuance of Shares of the Fund and registration and qualification of Shares under federal, state and other laws;
     (l) the cost and expense of maintaining the books and records of the Fund, including general ledger accounting;
     (m) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g)

of the 1940 Act which may also cover the Adviser;
     (n) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund;
     (o) interest payable on Fund borrowings;
     (p) such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Trust on behalf of the Fund is a party and expenses resulting from the legal obligation that the Trust on behalf of the Fund may have to provide indemnity with respect thereto;
     (q) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and
     (r) all other expenses permitted by the prospectus(es) and statement of additional information of the Fund as being paid by the Fund.
SECTION 4. Advisory Fee.
     In return for its advisory services, the Fund will pay the Adviser a monthly fee, computed and accrued daily, based on an annual rate of 1.00% of the Fund’s “Average Daily Managed Assets” less any fees payable by the Fund, with respect to the period in question, to one or more sub-adviser(s) to the Fund pursuant to any sub-advisory agreement in effect with respect to such period. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Adviser may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of Section 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect.
SECTION 5. Reimbursements.
     The parties agree that they may negotiate from time to time for the Adviser to reimburse certain costs and expenses of the Fund. If such an agreement is in effect, the determination of whether reimbursement for such costs and expenses is due the Fund from the Adviser will be made on an accrual basis once monthly, and if it is so determined that such reimbursement is due, the accrued amount of such reimbursement that is due shall serve as an offset to the investment advisory fee payable monthly by the Fund to the Adviser pursuant to Section 4 hereof, and the amount to be paid by the Adviser to the Fund as soon as is practicable at the end of a fiscal year of the Fund shall be equal to the difference between the aggregate reimbursement due the Fund from the Adviser for that fiscal year and the aggregate offsets made by the Fund against the aggregate investment advisory fees payable to the Adviser pursuant to Section 4 hereof for that fiscal year by virtue of such aggregate reimbursement. The foregoing reimbursement of costs and expenses shall exclude distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes, organizational expenses and extraordinary expenses (as determined by the Board of the Trustees of the Fund in the exercise of its business judgment).
     SECTION 6. Indemnification.
     (a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.
     (b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the

Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) if there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.
     (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.
     (d) Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.
     (e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.
SECTION 7. Relations with Fund.
     Subject to and in accordance with the organizational documents of the Adviser and the Trust, as well as their policies and procedures and codes of ethics, it is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Adviser (or any successor thereof) are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise, and that the Adviser (or any such successor thereof) is or may be interested in the Fund as a shareholder or otherwise.
SECTION 8. Liability of Adviser.
     The Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any Disabling Conduct nor shall any provision hereof be deemed to protect any trustee or officer of the Fund against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.

     SECTION 9. Duration and Termination of this Agreement.
     (a) Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: (1) the approval of the Trust’s Board of Trustees, including approval by a vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 9(c), so long as such continuance is approved at least annually (a) by either the Trust’s Board of Trustees or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (b) in either event, by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
     (b) Amendment. No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Adviser or otherwise fundamentally alter the relationship of the Trust with the Adviser do not require shareholder approval if approved by the requisite majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.
     (c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.
     (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).
     SECTION 10. Services Not Exclusive.
     The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under this Agreement. In addition, the parties may enter into other agreements pursuant to which the Adviser provides administrative or other, non-investment advisory services to the Fund, and the Adviser may be compensated for such other services.

     SECTION 11. Notices.
     Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of each party to this Agreement for this purpose shall be NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.
     SECTION 12. Governing Law; Severability; Counterparts.
     This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
     SECTION 13. Miscellaneous.
     The Adviser agrees to advise the Fund of any change of its membership (which shall mean its general partner) within a reasonable time after such change. If the Adviser enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Adviser, it agrees to give the Fund the lesser of 60 days’ written notice and such notice as is reasonably practicable before consummating the transaction.
     Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

HIGHLAND FUNDS I On behalf of its series, Highland Long/Short Healthcare Fund
By:
Name:
Title:

HIGHLAND CAPITAL MANAGEMENT, L.P.
By:	STRAND ADVISORS, INC.,
its general partner

By:
Name:
Title:

EXHIBIT B
FORM OF SUB-ADVISORY AGREEMENT
     AGREEMENT made as of [•], 2010, by and among Highland Funds I, a Delaware statutory trust (the “Trust”), on behalf of its series Highland Long/Short Healthcare Fund (formerly known as Highland Healthcare Fund) (the “Fund”), Highland Capital Management, L.P., a Delaware limited partnership (the “Adviser”) and Cummings Bay Capital Management, L.P., a Delaware limited partnership (the “Sub-Adviser”).
     WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);
     WHEREAS, the Adviser and Sub-Adviser are both engaged principally in the business of rendering investment management services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended;
     WHEREAS, the Trust, on behalf of the Fund, and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) of even date herewith pursuant to which the Adviser acts as investment adviser to the Fund;
     WHEREAS, the Advisory Agreement provides that the Adviser shall have the authority to engage one or more sub-advisers in connection with the portfolio management of the Fund, which sub-advisers may be affiliates of the Adviser; and
     WHEREAS, the Adviser and the Board of Trustees of the Trust desire to engage the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement;
     NOW, THEREFORE, WITNESSETH: That it is hereby agreed among the parties hereto as follows:
     SECTION 1. Appointment of Sub-Adviser.
     The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund for the period and on the terms herein set forth, and the Fund hereby consents to such appointment. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
     SECTION 2. Duties of Sub-Adviser.
     The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Fund:

(a)	Investment Program. The Sub-Adviser shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Adviser and the Trust’s Board of Trustees) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. The Sub-Adviser shall be subject always to the control of the Adviser and the Trust’s Board of Trustees, and to the provisions of the organizational documents of the Trust, the Registration Statement of the Trust with respect to the Fund and its shares of beneficial interest (“Shares”), including the Fund’s prospectus(es) and statement of additional information, and the 1940 Act, in each case as from time to time amended and in effect.

(b)	Portfolio Transactions. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d) of the Advisory Agreement.
     In placing portfolio transactions for the Fund, it is recognized that the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Fund nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful or beneficial to the Sub-Adviser in connection with its services to other clients.
     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     SECTION 3. Allocation of Expenses.
     The Sub-Adviser does not assume nor shall it pay any expenses for Fund operations and activities, and the Fund shall reimburse the Sub-Adviser for any such expenses incurred by the Sub-Adviser. For the avoidance of doubt, unless the prospectus(es) or statement of additional information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation, those items listed in Section 3 of the Advisory Agreement.
     SECTION 4. Sub-Advisory Fee.
     In return for its advisory services, the Sub-Adviser shall be paid a monthly fee, computed and accrued daily, based on an annual rate of 0.50% of the Fund’s Average Daily Managed Assets. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Such compensation shall be paid by the Trust on behalf of the Fund (except to the extent that the Trust, the Sub-Adviser and the Adviser otherwise agree in writing from time to time). The Sub-Adviser may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of Section 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect.
     SECTION 5. Reimbursements.
     The Trust and the Adviser agree, and the Sub-Adviser acknowledges, that the Trust and the Adviser may negotiate from time to time for the Adviser to reimburse certain costs and expenses of the Fund. In turn, the Sub-Adviser may agree from time to time to reimburse the Adviser for a portion of the costs and expenses of the Fund that the Adviser has agreed to reimburse.
     SECTION 6. Indemnification.
(a)	The Trust hereby agrees to indemnify the Sub-Adviser and each of the Sub-Adviser’s partners, officers, employees, and agents (including any individual who serves at the Sub-Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b)	The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) if there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c)	All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d)	Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e)	The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.
     SECTION 7. Relations with Fund.
     Subject to and in accordance with the organizational documents of the Adviser, the Sub-Adviser and the Trust, as well as their policies and procedures and codes of ethics, it is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Sub-Adviser (or any successor thereof) are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise, and that the Sub-Adviser (or any such successor thereof) is or may be interested in the Fund as a shareholder or otherwise.
     SECTION 8. Liability of Sub-Adviser.
     The Sub-Adviser shall not be liable to the Fund or the Adviser for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Adviser or its partners or to the Fund or its shareholders to which it might otherwise be subject by reason of any Disabling Conduct nor shall any provision hereof be deemed to protect any trustee or officer of the Fund against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.
     SECTION 9. Duration and Termination of this Agreement.
(a)	Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: (1) the approval of the Trust’s Board of Trustees, including approval by a vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser, the Sub-Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 9(c), so long as such continuance is approved at least annually (a) by either the Trust’s Board of Trustees or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (b) in either event, by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)	Amendment. No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Sub-Adviser or otherwise fundamentally alter the relationship of the Trust with the Sub-Adviser do not require shareholder approval if approved by the requisite majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.

(c)	Termination. This Agreement may be terminated (i) at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or (ii) by the Adviser or by the Sub-Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

(d)	Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement.
     SECTION 10. Services Not Exclusive.
     The services of the Sub-Adviser to the Fund hereunder are not to be deemed exclusive, and the Sub-Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Sub-Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under this Agreement. In addition, the parties may enter into other agreements pursuant to which the Sub-Adviser provides administrative or other, non-investment advisory services to the Fund, and the Sub-Adviser may be compensated for such other services.
     SECTION 11. Notices.
     Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of each party to this Agreement for this purpose shall be NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

     SECTION 12. Governing Law; Severability; Counterparts.
     This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
     SECTION 13. Miscellaneous.
     The Sub-Adviser agrees to advise the Adviser and the Fund of any change of its membership (which shall mean its general partner) within a reasonable time after such change. If the Adviser enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Sub-Adviser, it agrees to give the Fund the lesser of 60 days’ written notice and such notice as is reasonably practicable before consummating the transaction.
     Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

HIGHLAND CAPITAL MANAGEMENT, L.P.
By:	STRAND ADVISORS, INC.,
its general partner

By:
Name:
Title:

CUMMINGS BAY CAPITAL MANAGEMENT, L.P.
By:	CUMMINGS BAY CAPITAL MANAGEMENT GP, LLC
its general partner

By:
Name:
Title:

HIGHLAND FUNDS I On behalf of its series, Highland Long/Short Healthcare Fund
By:
Name:
Title:

EXHIBIT C
FORM OF AMENDED 18F-3 PLAN
This Rule 18f-3 Multi-Class Plan (the “Multi-Class Plan”) is adopted pursuant to Rule 18f-3 under the Act to provide for the issuance and distribution of multiple classes of shares by the Trust on behalf its series listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time, (each a “Fund”) in accordance with the terms, procedures and conditions set forth below. A majority of the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Act, have found this Multi-Class Plan, including the expense allocations, to be in the best interests of each Fund and each Class of Shares constituting a Fund.
A.	Definitions. As used herein, the terms set forth below shall have the meanings ascribed to them below.
1.	The Act — the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

2.	CDSC — contingent deferred sales charge.

3.	CDSC Period — the period of time following acquisition during which Shares are assessed a CDSC upon redemption.

4.	Class — a class of Shares of a Fund.

5.	Class A Shares — shall have the meaning ascribed in Section B.1.

6.	Class C Shares — shall have the meaning ascribed in Section B.2.

7.	Class I Shares — shall have the meaning ascribed in Section B.3.

8.	Class Z Shares — shall have the meaning ascribed in Section B.4.

9.	Class Expenses — shall have the meaning ascribed in Section E.1.

10.	Distribution Expenses — expenses and any element of profit referred to in a Plan of Distribution and/or board resolutions, incurred in activities that are primarily intended to result in the distribution and sale of Shares.

11.	Distribution Fee — a fee paid by the Trust in respect of the asset of a Class of a Fund to the Distributor pursuant to the Plan of Distribution relating to the Class.

12.	Distributor — PFPC Distributors, Inc.

13.	FINRA — Financial Industry Regulatory Authority, Inc.

14.	Fund Expenses — shall have the meaning ascribed in Section E.2.

15.	Plan of Distribution — any plan adopted under Rule 12b-1 under the Act with respect to payment of a Distribution Fee.

16.	Prospectus(es) — the prospectus(es), including the statement(s) of additional information incorporated by reference therein, covering the Shares of the referenced Class or Classes of a Fund, as in effect from time to time.

17.	SEC — Securities and Exchange Commission.

18.	Service Fee — a fee paid to financial intermediaries, including the Distributor and its affiliates, for the ongoing provision of personal services to shareholders of a Class and/or the maintenance of shareholder accounts relating to a Class pursuant to the Plan of Distribution relating to the Class.

19.	Share — a share of beneficial interest in the Trust.

20.	Trust — Highland Funds I.

21.	Trust Expenses — shall have the meaning ascribed in Section E.2.

22.	Trustees — the Trustees of the Trust.
B.	Classes. The Trust on behalf of a Fund may offer one or more of the following Classes:
1.	Class A Shares. Class A Shares shall be offered at net asset value plus a front-end sales charge set forth in a Fund’s Prospectus from time to time, which may be reduced, waived or eliminated in any manner not prohibited by the Act or FINRA as set forth in the Prospectus. Class A Shares bought without a front-end sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a CDSC, as described in the Prospectus, if the shares are sold within the CDSC Period set forth in Section C.1. In addition, subsequent Class A Share purchases that bring a shareholder’s account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within the CDSC Period. The offering price of Class A Shares subject to a front-end sales charge shall be computed in accordance with the Act. Class A Shares shall be subject to ongoing Distribution Fees or Service Fees approved from time to time by the Trustees and set forth in a Fund’s Prospectus. In addition, Class A Shares may reimburse the Distributor or other persons for shareholder servicing or sub-transfer agency services, in amounts calculated in a manner approved from time to time by the Trustees, as described in the Prospectus.

2.	Class C Shares. Class C Shares shall be (1) offered at net asset value, (2) subject to a CDSC, as described in the Prospectus, for the CDSC Period set forth in Section C.1., and (3) subject to ongoing Distribution Fees and Service Fees approved from time to time by the Trustees and set forth in a Fund’s Prospectus. In addition, Class C Shares may reimburse the Distributor or other persons for shareholder servicing or sub-transfer agency services, in amounts calculated in a manner approved from time to time by the Trustees, as described in the Prospectus.

3.	Class I Shares. Class I shares shall be (1) offered at net asset value, (2) sold without a front-end sales load or CDSC, and (3) offered to investors purchasing through certain financial advisors as set forth in a Fund’s Prospectus. Purchasers of Class I shares must purchase the minimum amount of Shares as set forth in a Fund’s Prospectus. In addition, Class I Shares may reimburse the Distributor or other persons for shareholder servicing or sub-transfer agency services, in amounts calculated in a manner approved from time to time by the Trustees, as described in the Prospectus.

4.	Class Z Shares. Class Z shares shall be (1) offered at net asset value, (2) sold without a front-end sales load or CDSC, and (3) offered to certain institutions and other eligible investors. Purchasers of Class Z shares must purchase the minimum amount of Shares as set forth in a Fund’s Prospectus. In addition, Class Z Shares may reimburse the Distributor or other persons for shareholder servicing or sub-transfer agency services, in amounts calculated in a manner approved from time to time by the Trustees, as described in the Prospectus.
C.	CDSC. A CDSC may be imposed upon redemption of Class A Shares bought without a front-end sales charge in accounts aggregating $1 million or more at the time of purchase, as described in the Prospectus, and upon redemption of Class C Shares, subject to the following conditions:
1.	CDSC Period. The CDSC Period for Class A Shares shall be 18 months, and the CDSC Period for Class C Shares shall be one year. Each CDSC Period begins on the day on which the purchase was made.

2.	CDSC Rate. The CDSC rate shall be approved by the Trustees.

3.	Disclosure and changes. The CDSC rates and CDSC Period shall be disclosed in a Fund’s Prospectus and may be increased or decreased at the discretion of the Trustees in a manner not prohibited by the Act or FINRA.

4.	Method of calculation. The CDSC shall be assessed on an amount equal to the lower of the net asset value at the time of purchase or redemption. No CDSC shall be assessed on Shares derived from reinvestment of dividends or capital gains distributions. When Shares are redeemed, a Fund will automatically redeem those Shares (if any) not subject to a CDSC and then those Shares held by the shareholder for the longest period.

5.	Waiver. A CDSC otherwise due upon the redemption of Shares of any Class may be reduced or waived under certain circumstances as disclosed in the Prospectus and as permitted by Rule 6c-10 under the Act.
D.	Service and Distribution Fees. Class A Shares shall be subject to a Distribution Fee not in excess of 0.10% per annum of the average daily net assets of the Class and a Service Fee not in excess of 0.25% of the average daily net assets of the Class. Class C Shares shall be subject to a Distribution Fee not in excess of 0.75% per annum of the average daily net assets of the Class and a Service Fee not in excess of 0.25% of the average daily net assets of the Class. All other terms and conditions with respect to Service Fees and Distribution Fees shall be governed by the plan adopted by the Trust with respect to such fees and Rule 12b-1 of the Act.

E.	Allocation of Liabilities, Expenses, Income and Gains Among Classes.
1.	Each Class of a Fund shall pay the expenses associated with their different distribution and shareholder servicing arrangements (“Class Expenses”). Other expenses applicable to a particular class, such as incremental transfer agency fees (but not including advisory, administration or custodial fees or other expenses related to the management of the Trust’s and a Fund’s assets), will also be considered Class Expenses for purposes of this Multi-Class Plan.

2.	The gross income of each Fund generally shall be allocated to each Class on the basis of net assets. To the extent practicable, certain expenses (other than Class Expenses as defined above, which shall be allocated more specifically) shall be subtracted from the gross income on the basis of the net assets of each Class of each Fund. These expenses include:
(a)	Expenses incurred by the Trust (including, but not limited to, fees of Trustees, insurance, and legal counsel) not attributable to a Fund or to a particular Class of a Fund (“Trust Level Expenses”); and

(b)	Expenses incurred by a Fund not attributable to any particular Class of the Fund’s shares (for example, advisory fees, custodial fees, or other expenses relating to the management of the Fund’s assets) (“Fund Expenses”).
3.	Expenses of a Fund shall be apportioned to each Class of Shares depending upon the nature of the expense item. Trust Level Expenses and Fund Expenses shall be allocated among the Classes of shares based on their relative net asset values in relation to the net asset value of the Trust or a Fund, as applicable. Class Expenses shall be allocated to the particular Class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a Class, it may be charged to the Fund for allocation among Classes, as determined by the Trustees.

4.	The Trust reserves the right to utilize any other appropriate method to allocate income and expenses among the Classes, including those specified in Rule 18f-3(c)(1), provided that a majority of the Trustees and a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Act) determine that the method is fair to the shareholders of each Class and that the annualized rate of return of each Class will generally differ from that of the other Classes only by the expense differentials among the Classes.
F.	Exchange Privilege. Holders of Class A Shares, Class C Shares and Class Z Shares shall have such exchange privileges as set forth in the Prospectuses for such Class. Exchange privileges may vary among Classes and among holders of a Class.

G.	Conversion Features. None of the Classes of Shares convert to any other Class of Shares.

H.	Dividends and Distributions. Each Fund pays dividends and capital gain distributions as described in its Prospectuses. All dividends and/or distributions will be paid in the form of additional shares of the Class to which the dividends and/or distributions relate or in cash, depending on the election of each shareholder. Dividends paid by a Fund are calculated in the same manner and at the same time with respect to each Class.

I.	Redemption Fees. In addition to any CDSC charged on Class A Shares and Class C Shares, as detailed above, a Fund may impose a redemption fee (“Redemption Fee”) on redemptions and/or exchanges of a Fund’s Shares. The Redemption Fee may be charged in an amount of up to 2.00% of the net asset value of the Shares redeemed or exchanged, or such greater amount as may be permitted by applicable law. The Redemption Fee is paid to a Fund and is designed to offset the brokerage commissions, capital gains impact, and administrative and other costs associated with fluctuations in its asset levels and cash flow caused by short-term shareholder trading. The Redemption Fee may be imposed on only certain types of redemptions and exchanges, such as redemptions and exchanges occurring within a certain time period of the acquisition of the relevant Shares. The Trustees are not required to impose the Redemption Fee on all Classes and the Redemption Fee may differ from Class to Class. The Redemption Fee does not apply to certain shareholders and transactions described in the Prospectus. Amounts paid pursuant to the Redemption Fee, unless otherwise approved by the Trustees, will be allocated among a Fund’s Classes in the same manner as the Fund allocates income.

J.	Reports to Trustees. The Trustees may request such information as the Trustees may from time to time deem to be reasonably necessary to evaluate this Multi-Class Plan.

K.	Amendment. Any material amendment to this Multi-Class Plan shall be approved by the affirmative vote of both (a) a majority of the Trustees of the Trust and (b) a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the Act).
Adopted: [ ], 2010

C-4